Earnings Per Share - Schedule of Computation of the Income (Loss) and Share Data Used in the Basic and Diluted Earnings Per Share (Detail) - USD ($)
$ / shares in Units, shares in Thousands, $ in Thousands
	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Basic earnings (loss) per share-
Net income (loss)	$ 369,658	$ 325,928	$ (240,634)
Weighted-average shares outstanding	42,111	42,036	43,716
Non-vested dividend participating awards	308	322	145
Weighted-average shares outstanding used for basic earnings per share	42,419	42,358	43,861
Basic earnings (loss) per share from continuing operations	$ 8.71	$ 7.69	$ (5.49)
Diluted earnings (loss) per share-
Net income (loss)	$ 369,658	$ 325,928	$ (240,634)
Weighted-average shares outstanding used for basic earnings per share	42,419	42,358	43,861
Share options on issue		5	8
Adjusted weighted average number of ordinary shares outstanding, Total	42,419	42,363	43,869
Diluted earnings (loss) per share from continuing operations	$ 8.71	$ 7.69	$ (5.49)